REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ eLoyalty Q3 2007 Earnings Webinar November 7, 2007 Exhibit 99.2

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended December 30, 2006, our quarterly reports on Form
10-Q, as well as our press release issued earlier today.
eLoyalty undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
eLoyalty Corporation.

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Discussion Topics
Q3 2007 Summary and Results
Behavioral Analytics™ Update
Company Strategy and Expense Management
Q4 2007 Guidance

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Third Quarter Overview
Services Revenue was ~ $1 million below our expectations due to lower than forecast traditional CRM and Integrated Contact Solutions
(“ICS”) Revenue (previously referred to as CIPCC)
Revenue was lower than expected in these Service Lines due to lower revenue at several large accounts and later than anticipated starts at several new ICS customers
Q3 Positives
–
Record $3.4 million of Behavioral Analytics™ revenue
–
Record $9.8 million of Managed services revenue
–
Record 60% of our Services Revenue came from Behavioral Analytics™
and ICS

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Third Quarter Financial Summary
$22.5 million of Services Revenue
– 4% sequential decline
– 15% year over year growth
– 31% growth year to date, on a year to year basis
$26.6 million of Total Revenue
– 2% sequential growth
– 3% year over year growth
– 22% growth year to date, on a year to year basis
$1.5 million Adjusted Earnings (EBITDA) Loss
$25.8 million in Cash
$13.3 million in Accounts Receivable/45 Day DSO
$62.7 million in Backlog (up from $62.5 million in Q2)
466 employees

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Behavioral Analytics™ Highlights
Record $3.4 million in Q3 Revenue
– 19% sequential growth
– 43% year over year growth
– 183% growth 2007 YTD over 2006 YTD
Record Customer Count (as of November 5)
– 28 total customers (up from 21 at the end of Q2)
– 13 Deployment Customers
2 signed in Q3
1 signed in Q4 to date
– 15 Assessment Customers
3 signed in Q3
4 signed in Q4 to date
– Assessments in progress represent ~ $60 million of potential deployment contracts
Increased the Business Development team to 9 in Q3
Patents
– Filed 5 patent applications in Q3
– 24 patent applications on file (19 in the U.S. and 5 internationally)
Aggregated Data Milestones
– 100 million recorded calls
– 30 million analyzed calls

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Company Strategy and Expense Management
Basic Company Strategies
– Build strong positions in two compelling niches: Behavioral Analytics™ and ICS
– Deploy a unique delivery model that combines managed services and consulting to produce significant benefits for our clients
Strong Results over last 6 Quarters
– Behavioral Analytics™ and ICS quarterly revenue has increased 128%, from $5.9 million to $13.5 million
– The percentage of our Services revenue coming from these new Service Lines has grown from
35% to 60%
– Managed services quarterly revenue has increased 89%, from $5.2 million to $9.8 million
– The percentage of our Services revenue coming from Managed services has grown from 31% to
44%
Behavioral Analytics™ Investment
– Invested >$2 million in Q3
– We will continue to invest based on our strong pipeline and market outlook
Expense Management
– Need to better balance investment requirements and expense management
– Reducing non-essential, non-Behavioral Analytics™ expenses in Q4 by ~ $1 million as compared to
Q3

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Fourth Quarter Guidance
Q4 revenue will be adversely impacted by the seasonal
slowdown in consulting services and by elongated sales cycles at our Financial Services clients and prospects.
We only provide guidance for Services revenue
Our Q4 guidance is to achieve Services revenue of $22.5
million

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Summary
Q3 revenue was below our expectations
Behavioral Analytics™ continues to gain traction
ICS and Behavioral Analytics™ Service Lines are well positioned to take advantage of attractive market opportunities
Significant additional investment is required to take advantage of these opportunities
Implementing tighter expense management beginning in Q4

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Thank You
Kelly Conway
–
(847) 582-7200
–
Kelly_Conway@eLoyalty.com
Steve Pollema
–
(847) 582-7100
–
Steve_Pollema@eLoyalty.com